Exhibit 4.1

C Cardlytics, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK CUSIP 14161W 10 5 SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT BY: is the record holder of COUNTERSIGNED AMERICAN AND FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF STOCK Cardlytics, Inc. transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this REGISTERED: Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. (Brooklyn,TRANSFER WITNESS the facsimile signatures of the Corporation’s duly authorized officers. NY)& Dated:TRUST AUTHORIZED ANDCOMPANY,    RANSFER LLC KIRK SOMERS LYNNE LAUBE SECRETARY PRESIDENT SIGNATURE REGISTRARAGENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties	UNIF GIFT MIN ACT —	Custodian
JT TEN	—	as joint tenants with rights of		(Cust) (Minor)
		survivorship and not as tenants		under Uniform Gifts to Minors
		in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                               hereby sell(s), assign(s), and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

X

X
NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

The signature(s) must be guaranteed by an eligible institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature medallion program), pursuant to S.E.C. Rule 17Ad-15.